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                                                                  Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-81857, 333-81847, 333-81845 and 333-81841) of
WESCO International, Inc. of our reports dated February 9, 2001 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.


/s/ Pricewaterhousecoopers, LLP, Independent Accountants


600 Grant Street
Pittsburgh, Pennsylvania
March 30, 2001